BlackRock FundsSM
BlackRock Developed Real Estate Index Fund
BlackRock Small/Mid Cap Index Fund
BlackRock Total Stock Market Index Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 14, 2015 to the
Prospectus of each Fund

Effective on September 1, 2015, each Fund’s Prospectus is amended as follows:

The section entitled “Account Information — Note on Low Balance Accounts” in the current Prospectus is deleted in its entirety and replaced with the following or the following section is added to the section entitled “Account Information” in the current Prospectus, as applicable:

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (“Fund Minimum”), and may redeem the shares in your account if the net asset value of those shares in your account falls below $500 for any reason, including market fluctuation.

You will be notified that the value of your account is less than the Fund Minimum before the Fund makes any involuntary redemption. This notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $500 before the Fund makes an involuntary redemption. This involuntary redemption will not charge any deferred sales charge, and may not apply to accounts of certain employer-sponsored retirement plans (not including IRAs), qualified state tuition plan (529 Plan) accounts, and select fee-based programs at your Financial Intermediary.

In the section entitled “Account Information — How to Buy, Sell and Transfer Shares — How to Sell Shares — Selling shares held directly with BlackRock” or “Account Information — How to Buy, Sell, Exchange and Transfer Shares — How to Sell Shares — Selling shares held directly with BlackRock,” as applicable, in each Fund’s Prospectus, the following paragraph is added as the second paragraph under “Payment by Check” or, if applicable, the following paragraph is added with the header of “Payment by Check”:

The Fund reserves the right to reinvest any dividend or distribution amounts (e.g., income dividends or capital gains) which you have elected to receive by check should your check be returned as undeliverable or remain uncashed for more than 6 months. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the net asset value next calculated, on the day of the investment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains undeliverable or uncashed for more than 6 months, your cash election may also be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the net asset value as of the date of payment of the distribution.

Shareholders should retain this Supplement for future reference.

PRO-IND3LB-0815SUP